                                                                   EXHIBIT 10.11

     Certain information in this Exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

                                                                   EXHIBIT 10.11

                      METAWAVE COMMUNICATIONS CORPORATION
                              PURCHASE AGREEMENT


THIS PURCHASE AGREEMENT (this "Agreement") is made as of this 4th day of March, 1998 (the "Effective Date") between Metawave Communications Corporation, a Delaware corporation ("Seller"), and ALLTEL Supply Inc., a Delaware corporation ("Customer").

The parties, in consideration of the mutual covenants, agreements and promises of the other set forth in this Agreement and intending to be legally bound, agree as follows:

1. AGREEMENT

Seller agrees to sell to Customer, and Customer agrees to purchase from time to time by submitting a Purchase Order to Seller, the Products and Services identified on Exhibit A to this Agreement in accordance with the specifications and the terms and conditions hereof and at the Purchase Prices set forth in Exhibit A. Notwithstanding any other provision of this Agreement or any other contract between the parties to the contrary, the provisions of this Agreement shall apply to all Purchase Orders for the Products and Services during the term of this Agreement unless the parties expressly agree by written modification to this Agreement that the provisions of this Agreement shall not apply. Any additional or different terms in any acknowledgment, confirmation, invoice, Purchase Order or other communication from one party to the other shall be deemed objected to without need of further notice of objection and shall be of no effect and not in any circumstance binding upon either party unless expressly accepted by both parties in writing.

2. DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

"Acceptance Test Procedure" or "ATP" shall mean the testing procedures and protocols described and administered for each Product as set forth in Exhibit C and Exhibit E.

"Affiliate" shall mean any partnership, corporation or other entity (i) in which Customer, directly or indirectly, owns more than fifty percent (50%) of the voting shares, or (ii) which owns more than fifty percent (50%) of the voting shares of Customer.

"Certificate of Conditional Acceptance" shall mean Customer's certification of Seller's completion of the Acceptance Test Procedure in the form set forth in Exhibit C.

"Certificate of Final Acceptance" shall mean , for the [***],Customer's certification of the Products' satisfaction of the Performance Criteria set forth in Exhibit E.

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WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

"Change Order" shall mean any subsequent change to a Purchase Order initiated by either Seller or Customer, including but not limited to, changes in Site configuration and Products and Services needed for the Site project, which is mutually agreed to by both parties.

"Conditional Acceptance" shall mean, [***] Initial Spectrum Clearing Order and Follow-on Orders, the [***] of (i) the [***] Certificate of Conditional Acceptance [***] or (ii) the [***] which a Product has [***].

"Final Acceptance" shall mean (i) for Products in the Initial Spectrum Clearing Order, the date on which Customer has executed a Certificate of Final Acceptance for the Products, and all Punchlist items have been resolved and (ii) for Products in Follow-on Orders, the date on which all Punchlist items for a Product have been resolved.

"Follow-on Order" shall mean any Products (and any associated Services) [***] Initial Spectrum Clearing Order [***] of this Agreement.

"Initial Spectrum Clearing Order" shall mean Customer's initial purchase of a number of Products (and any associated Services)for widespread deployment in a single market which shall be ordered together on one Purchase Order pursuant to the terms and conditions of this Agreement.

"Performance Criteria" shall mean the [***] of the Products in the Initial Spectrum Clearing Order [***] Performance Evaluation Period set forth in Exhibit E.

"Performance Evaluation Period" shall mean [***] specified in Exhibit E [***] Products in the Initial Spectrum Clearing Order [***] with Exhibit E.

"Product" shall mean the Spotlight(TM) antenna system described in Exhibit B hereto or any additional products set forth in Exhibit B or any amendments thereto as may be subsequently agreed to from time to time by Seller and Customer.

"Punchlist" shall mean the list provided by Customer to Seller at Conditional Acceptance which sets forth those mutually agreed items relating to a Product, if any, to be resolved by Seller within ten (10) working days of Conditional Acceptance of such Product.

"Purchase Order" shall mean any purchase order Customer may deliver to Seller for the purchase of the Products and Services which incorporates the terms and conditions of this Agreement and which has been accepted by Seller.

"Purchase Price" shall mean the price of the Products and the price of the Services shown on Exhibit A or any other amount set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

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

"Services" shall mean the engineering services set forth in Exhibit A or any additional services set forth in any amendments to Exhibit A as may be subsequently agreed to from time to time by Seller and Customer.

"Site" shall mean each of the Customer cell site locations at which a Product is installed.

"Software" shall mean the (i) object-code computer programs embedded in the Product which control and monitor the operation of the Product ("Embedded Software"), and (ii) the Lamplighter PC-based graphical user interface computer program for the Product, and all Features, Major Releases, Point Releases, and Software Patches (as such terms are defined in Exhibit H), other updates and modifications to such Software (the "Software Updates") and any documentation in support thereof.

"Software License" shall mean the software license for the Software and Software Updates to be delivered to Customer for use with the Products as set forth in Exhibit D.

"Specifications" shall mean the specifications for the Products set forth in Exhibit B and incorporated herein.

3. PURCHASE ORDERS; PRICING; CANCELLATIONS

               a. Customer shall order Products and Services pursuant to this Agreement by submitting a Purchase Order to Seller at least ninety
          (90) days prior to date of delivery for such Products and Services.

               b. Upon receipt of the Purchase Order, Seller shall have [***] to confirm or reject its acceptance of the Purchase Order in writing to the Customer, subject to completion of Site survey for each Product to be completed no later than [***] prior to the date of delivery specified on the Purchase Order. If Seller fails to reject acceptance within [***] after receipt of the Purchase Order, the Purchase Order will be deemed accepted.

               c. If the Site Survey reveals that the Products configurations set forth in the Purchase Order must be changed in order to implement and install the Products, Seller shall notify Customer immediately with a written proposal for changes. In no event shall Seller's notification and submission of a written proposal for changes exceed [***] from the date of completion of Site survey.

               d. Customer shall have [***] to accept the written proposal for changes upon receipt of the proposal. If accepted, Seller and Customer shall execute a written Change Order at which time such Change Order shall become binding on Seller and Customer subject to Section 3(e) below. If rejected, Customer may either inform the Seller in writing to proceed with the original Purchase Order or cancel the Purchase Order subject to section 3(e) below.

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

               e. Customer may cancel delivery of a Product prior to Seller's shipment of the Product provided that if Customer directs such cancellation with less than [***] written notice from the delivery date specified in Purchase Order, Customer shall pay to Seller any nonrecurring losses associated with such cancellation and which are documented in writing by Seller, provided, however, that any such losses shall not exceed [***] of the Purchase Price of each Product included in such cancellation.

               f. Within thirty days following Customer's completion of its seminannual budget, Customer shall give Seller, for planning purposes, a non-binding forecast of its estimated requirements for the Products and Services for the forthcoming [***].

4.   SHIPPING; TITLE; RISK OF LOSS

     a. Unless otherwise instructed by Customer, and subject to section 3, Seller shall ship all Products to the destination designated in a Purchase Order on or before the delivery date(s) specified in a Purchase Order and render invoices in accordance with Section 6 below. Customer is responsible for the payment of all reasonable shipping charges, except as noted in Section 4(b) below, and any exceptional shipping charges required to fulfill a Purchase Order shall be agreed to in advance with Customer.

     b. Products shall be packed by Seller, at no additional charge to Customer, in containers adequate to prevent damage during shipping, handling and storage.

     c. Unless otherwise specified herein, title to Products sold by Seller to Customer shall vest in Customer on shipment of Product to Customer (except title to Software shall remain with Seller pursuant to the terms of the Software License attached as Exhibit D hereto).

     d. Risk of loss or damage to any Product supplied hereunder shall pass to Customer upon Conditional Acceptance, except for Products installed by Customer, in which case risk of loss or damage shall pass to Customer on shipment of Product to Customer.


5.   WARRANTY

     a. Seller warrants for a period [***] (the "Warranty Period") that (i) all Products furnished hereunder will be free from defects in materials, workmanship and title, (ii) all Products will conform in all material respects to the documentation and specifications provided by the Seller herein, (iii) the media on which the Software is contained will be free from defects in material and workmanship under normal use, and (iv) the Software will conform in all material respects to the documentation provided by Seller. The warranties in this Agreement are given in

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

          lieu of all other warranties express or implied which are specifically excluded, including, without limitation, implied warranties of merchantibility and fitness for a particular purpose.

     b. If Customer believes that there is a claim under the warranty set forth herein, Customer shall follow the procedures set forth in Exhibit H hereto (Product Maintenance). If Seller is unable to repair or replace the Product so that it conforms to Specifications, Customer shall receive a refund of the prorated undepreciated portion of the Purchase Price actually paid by Customer to Seller for the returned portion of the Products. The Purchase Price shall be depreciated over a five (5) year period for Software and a ten (10) year period for non-Software Products. The actions taken by Seller under the Product Maintenance Program procedures set forth in Exhibit H shall be the full extent of Seller's liability and Customer's exclusive remedy with respect to a claim under this section 5.

     c. This warranty does not apply to any claim which arises out of any one of the following: (i) the Product is used in other than its normal and customary manner; (ii) the Product has been subject to misuse, accident, neglect or damage by Customer; (iii) the Product has been installed, optimized or moved from its original installation site by any person other than Seller or a person who has been certified by Seller through completion of a Seller-sponsored training course to provide such services; (iv) unauthorized alterations or repairs have been made to the Product, or parts have been used in the Product which are not approved by Seller, such approval not to be unreasonably withheld (a current list of approved parts is set forth in Exhibit A);
          (v) the Product is not maintained pursuant to Seller maintenance programs or under the supervision of a person who has been certified by Seller to provide such maintenance service through completion of a Seller-sponsored training course described in Exhibit G; (vi) an event of Force Majeure has occurred; (vii) the failure of third party antennas, lines or interconnection facilities at the Site; and (viii) damage which occurs during shipment of equipment from Customer to Seller.


6.   INVOICES AND PAYMENT


     a. For the Products in the Initial Spectrum Clearing Order only, the payment schedule shall be as follows:

          1. Seller [***] for [***] of the Purchase Price of the Products and [***] of the Purchase Price of the Services [***] Products [***] of a Certificate of Final Acceptance for such Products.

          2. Seller [***] for the [***] of the Purchase Price for the Products upon Final Acceptance of such Products.

          3. [***] Final Acceptance for the Products in the Initial Spectrum Clearing Order [***], Customer [***] (i) [**] of the Products [***] Seller
[***] or (ii) [***] Products to the Seller, Seller [***] such Products at Seller's [***] to Customer [***] Purchase at Seller's [***] to Customer [***] Purchase Price [***] for Products and Services [***] [***] such Products. Seller shall [***] of [***] of the Products [***].

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      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
      RESPECT TO THE OMITTED PORTIONS.

     b. For Products and Services in all Follow-on Orders, Seller [***] as follows: (i) [***] of the Purchase Price of each Product upon [***] Product to Customer, (ii) [***] of the Purchase Price of each Product and [***] of [***] Services [***] Conditional Acceptance of such Product, and (iii) [***] of the Purchase Price of each Product promptly following Final Acceptance Follow-on Order, Seller [***] of the Purchase Price of each Product [***] Product to Customer and [***] Conditional Acceptance and Final Acceptance.

     c. All invoices shall be computed on the basis of the prices set forth in Exhibit A [***] and shall identify and show separately quantities of Products, type of Services, total amounts for each item, shipping charges, applicable sales or use taxes and total amount due. Customer shall promptly pay Seller the amount due within 30 days of the date of invoice. Customer shall pay a late fee at the rate of one and one-half percent (1.5%) of the amount due for each month or portion thereof that the amount remains unpaid.

     d. Customer shall be responsible for the payment of all sales, use and any other taxes applicable to the Products and Services provided by the Seller pursuant to this Agreement. When Seller is required by law to collect such taxes, 100% thereof will be added to invoices as separately stated charges and paid by Customer in accordance with this section.

     e. If Customer disputes any invoices rendered or amount paid, Customer will so notify Seller, and the parties will use their reasonable efforts to resolve such dispute expeditiously. [***].

7.   OBLIGATIONS OF CUSTOMER

     In addition to performing the other obligations set forth in this Agreement, Customer shall:

     a. procure from appropriate regulatory authorities all necessary permits and station licenses as may be required to install and operate the system incorporating the Products;

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

     b. maintain adequate property insurance for each Site, including coverage for each Product at a Site during the period of installation and operation prior to Conditional Acceptance; and

     c.   comply with its obligations set forth in Exhibit F.

8.   INFRINGEMENT INDEMNITY

     a. Seller shall indemnify and hold harmless Customer and its Affiliates against any and all liabilities, losses, costs, damages and expenses, including reasonable attorney's fees, associated with any claim or action for actual or alleged infringement by any Product or Software supplied in accordance with this Agreement of any United States patent, trademark, copyright, trade secret or other intellectual property right incurred by Customer and its Affiliates as a result of Customer's use of such Products or Software in accordance with this Agreement provided that (i) Customer promptly notifies Seller in writing of the claim, (ii) Customer gives Seller full opportunity and authority to assume sole control of the defense and all related settlement negotiations, and (iii) Customer gives Seller information and assistance for the defense (Customer will be reimbursed for reasonable costs and expenses incurred in rendering such assistance, against receipt of invoices therefor). Subject to the conditions and limitations of liability stated in this Agreement, Seller shall indemnify and hold harmless Customer from all payments, which by final judgments in such claims, may be assessed against Customer on account of such alleged infringement and shall pay resulting settlements, costs and damages finally awarded against Customer by a court of law, arbitration or other adjudication of the claim.

     b. Customer agrees that if the Products or Software become, or in Seller's opinion are likely to become, the subject of such a claim, Customer will permit Seller, at its option and expense, either to procure the right for Customer to continue using such Products or Software or to replace or modify same so that they become non-infringing as long as they continue to conform in all material respects to the specifications contained in this Agreement and Exhibits, and, if neither of the foregoing alternatives is available on terms which are acceptable to Seller, Customer shall at the written request of Seller, return the infringing or potentially infringing Products or Software and all the rights thereto at Seller's expense. Customer shall receive a refund of the prorated undepreciated portion of the Purchase Price actually paid by Customer to Seller for the returned portion of the Products. The Purchase Price shall be depreciated over a five (5) year period.

     c. Seller shall have no obligation to Customer with respect to any claim of patent or copyright infringement which is based upon (i) adherence to specifications, designs or instructions furnished by Customer, (ii) the combination, operation or use of any Products supplied hereunder with products, software or data not supplied by Seller, (iii) the alteration of the Products or modification of any

          Software made by any party other than Seller; or (iv) the Customer's use of a superseded or altered release of some or all of the Software if infringement would have been avoided by the use of a subsequent unaltered release of the Software that is provided to the Customer.

9.   INDEPENDENT CONTRACTOR

Seller hereby declares and agrees that Seller is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Customer and has no authority to
represent Customer as to any matters.   Seller shall be solely responsible for
payment of compensation to its personnel and for injury to them in the course of their employment except to the extent that any intentional or negligent act of Customer is solely and directly responsible for any such injury . Seller is responsible for payment of all federal, state, or local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws for persons employed by Seller to perform Seller's obligations under this Agreement.

10.  INDEMNIFICATION

Seller shall indemnify Customer, its employees and directors, and each of them, against any loss, damage, claim, or liability, arising out of, as a result of, or in connection with the use of the Product in accordance with this Agreement or the acts or omissions, negligent or otherwise, of Seller in the performance of this Agreement, or a contractor or an agent of Seller or an employee of anyone of them, except where such loss, damage, claim, or liability arises from the sole negligence or willful misconduct of Customer, agents or its employees. Seller shall, at its own expense, defend any suit asserting a claim for any loss, damage or liability specified above, and Seller shall pay any costs, expenses and attorneys' fees that may be incurred by Customer in connection with any such claim or suit or in enforcing the indemnity granted above, provided that Seller (i) is given prompt notice of any such claim or suit and
(ii) full opportunity to assume control of the defense or settlement. Neither Seller nor Customer shall not be liable to the other for indirect or consequential damages, including but not limited to lost profits.

11.  TERM AND TERMINATION

The term of this Agreement shall be three (3) years from the Effective Date. If either party is in material default of any of its obligations under this Agreement and such default continues for thirty (30) days after written notice thereof by the party not in default, the nondefaulting party may cancel this Agreement. In addition, a party may cancel this Agreement if a petition in bankruptcy or under any insolvency law is filed by or against the other party and is not dismissed within sixty (60) days of the commencement thereof.

12.  ASSIGNMENT

     a. Any assignment by Seller of this Agreement or any other interest hereunder without Customer's prior written consent, shall be void, except assignment to

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

          a person or entity who acquires all or substantially all of the assets, business or stock of Seller, whether by sale, merger or otherwise.

     b. Customer reserves the right to assign this Agreement or any portion hereof to any present or future Affiliate. Notwithstanding the foregoing, without the prior written consent of Seller, (i) the Software license granted to Customer in the form of Exhibit D (Software License), may not be sublicensed, assigned or otherwise transferred by Customer except to Affiliates; (ii) the Products may not be transported, relocated, sold or otherwise transferred outside the United States and (iii) no assignment may be made to an entity which Seller considers to be a competitor.

     c. Subject to the provisions of paragraphs a, and b above, this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns, if any, of the parties hereto.


13.  [***] PRODUCT

Seller [***] to Customer an [***] in the Product to [***] Product (the "[***] Product"). This [***] Product will [***] in Exhibit B, Section 4.1, in a [***] in Exhibit B, Section 2.2.7 ([***]). Seller [***] to make [***] for [***] Customer on [***] on the terms and conditions set forth in Exhibit A.

14.  NOTICES

Except as otherwise specified in this Agreement, all notices or other communications hereunder shall be deemed to have been duly given when made in writing and delivered in person or deposited in the United States mail, postage prepaid, certified mail, return receipt requested, or by a reputable overnight courier service providing proof of delivery, or by confirmed facsimile transmission and addressed as follows:

To Seller:                                  To Customer:

Metawave Communications Corporation         ALLTEL Supply Inc.
8700 148th Avenue NE                        6625 The Corners Parkway
Redmond WA 98052                            Norcross, GA 30092
Attn: VP, Sales                             Attn.: H.S. Fisher, Jr.
Copy to: General Counsel                    Copy to:  Mark Kelso
Fax: 425 702 5976                           Fax: (770) 368-1449

The address to which notices or communications may be given to either party may be changed by written notice given by such party to the other pursuant to this section 14.

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

15.  COMPLIANCE WITH LAWS

Seller shall comply with all applicable federal, state and local laws, regulations and codes, including the procurement of permits and licenses when needed, in the performance of this Agreement.

16.  FORCE MAJEURE

Except for payment of moneys due, neither party shall be liable for delays in delivery or performance or for failure to manufacture, deliver or perform resulting from acts beyond the reasonable control of the party responsible for performance. Such acts shall include, but not be limited to (a) acts of God, acts of a public enemy, acts or failures to act by the other party, acts of civil or military authority, governmental priorities, strikes or other labor disturbances, hurricanes, earthquakes, fires, floods, epidemics, embargoes, war, riots, and loss or damage to goods in transit; or (b) inability to obtain necessary products, components, services or facilities on account of causes beyond the reasonable control of the delayed party or its suppliers. In the event of any such delay, the date(s) of delivery or performance shall be extended for as many days are reasonably required due to the delay. If such delay continues for 45 days, either party may terminate the Purchase Order affected by the event by providing written notice.

17.  GOVERNING LAW; DISPUTE RESOLUTION

     a. This Agreement and each Purchase Order shall be construed in accordance with the internal laws of the State of Washington, without regard to its choice of law provisions.

     b. Any and all disputes arising between the parties shall be resolved in the following order: (i) by good faith negotiation between representatives of Customer and Seller who have authority to fully and finally resolve the dispute to commence within ten (10) days of the request of either party; (ii) in the event that the parties have not succeeded in negotiating a resolution of the dispute within ten (10) days after the first meeting, then the dispute will be resolved by nonbinding mediation to be held in a mutually agreed location in the United States, using a mutually agreed upon non-affiliated neutral party having experience with or knowledge in the wireless communications equipment industry to be chosen within twenty (20) days after written notice by either party demanding mediation (the costs therefor to be shared equally); and (iii) if within sixty (60) days of the initial demand for mediation by the parties, the dispute cannot be resolved by mediation, then a party may institute litigation in a court having subject matter jurisdiction, and the parties expressly consent and submit themselves to the personal jurisdiction of such court.

18.  DELAY PENALTIES

     a. The parties agree that damages for delay are difficult to calculate accurately, and, therefore, agree that penalties will be paid for late performance of certain of Seller's obligations under this Agreement.

     b.   [***]

     c.   [***].

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

19.  GENERAL PROVISIONS

     a. All information, data and materials provided by either party under this Agreement shall be subject to the terms and conditions of the Non-Disclosure Agreement between the parties dated April 10, 1996.

     b. Seller and Customer may issue a joint press release concerning the execution of this Agreement. Such press release shall be subject to prior review and written approval by both parties, not to be unreasonably withheld.

     c. Waiver by either party of any obligation or default by the other party shall not be deemed a waiver by such party of any other obligation or default.

     d. Any rights of cancellation, termination or other remedies prescribed in this Agreement are cumulative and are not intended to be exclusive of any other remedies to which the injured party may be entitled at law or equity (including but not limited to the remedies of specific performance and cover) in case of any breach or threatened breach by the other party of any provision of this Agreement, unless such other remedies which are not prescribed in this Agreement are specifically limited or excluded by this Agreement. The use of one or more available remedies shall not bar the use of any other remedy for the purpose of enforcing the provisions of this Agreement; provided, however, that a party shall not be entitled to retain the benefit of inconsistent remedies.

     e. If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provisions, and the rights and obligations of Seller and Customer shall be construed and enforced accordingly.

     f. This Agreement, including all Exhibits attached to or referenced in this Agreement, shall constitute the entire agreement between Customer and Seller with respect to the subject matter hereof.

     g. No provision of this Agreement shall be deemed waived, amended or modified by any party hereto, unless such waiver, amendment or modification is in writing and signed by a duly authorized representative of each of the parties.

     h. This Agreement applies only to sales of Products and Services in the United States.

     i. Each party shall comply with all applicable U.S. and foreign export control laws and regulations and shall not export or re-export any technical data or products except in compliance with the applicable export control laws and regulations of the U.S. and any foreign country.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

Metawave Communications Corporation              ALLTEL Supply Inc.

By:        /s/ Richard Henderson                 By: /s/ H.S. Fisher, Jr.
    -----------------------------------              ---------------------------

Name:   Richard Henderson                        Name:   H.S. Fisher, Jr.
        -----------------                                ----------------

Title:  Vice President of Sales and Marketing    Title:  Senior Vice President,
        -------------------------------------            ----------------------
                                                         Operations
                                                         ----------

EXHIBITS ATTACHED:
A    Product and Services Pricing
B    Performance Specifications
C    Site Acceptance Test Procedure (ATP)
D    Software License
E    System Acceptance Test Procedure (ATP)
F    Installation and Optimization
G    Training
H    Product Maintenance Program

                   EXHIBIT A: PRODUCTS AND SERVICES PRICING

                           TO THE AGREEMENT BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                       ALLTEL SUPPLY, INC. ("CUSTOMER")



                      Metawave Communications Corporation
                            8700 148/th/ Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com


-------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C) 1998, METAWAVE  COMMUNICATIONS  CORPORATION
                           CONFIDENTIAL PROPRIETARY

--------------------------------------------------------------------------------

                       CONFIDENTIAL AND PROPRIETARY                   FINAL

                                                   Products and Services Pricing
================================================================================

                         PRODUCTS AND SERVICES PRICING

For the purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Purchase Agreement to which this document is Exhibit A and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto unless otherwise expressly defined herein.

1.   Introduction

This Exhibit A lists the Products and Services pricing and the Product quantity discounts as of the Effective Date of the Agreement and throughout the term of this Agreement. All payments for the Products and Services shall be made according to the terms set forth in the Agreement. The prices included herein are for products installed and services performed in the U.S.A.

2.   SpotLight Pricing

[***]
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   SPOTLIGHT UNITS
 (BY NO. OF CHANNELS)                [***]                           [***]
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
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

LPA CONFIGURATION PRICING
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    Configuration                    [***]                       [***]
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
 4 LPA Module Assy.                  [***]                       [***]
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 16 LPA Module Assy.                 [***]                       [***]
--------------------------------------------------------------------------------

*  SpotLight Tx/Rx includes all of the hardware and software as described in
Section 2 of Exhibit B except those items identified as optional or supplied by Customer.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   Products and Services Pricing
================================================================================
          [***]

4.   SpotLight Spares Pricing
     SPOTLIGHT RECOMMENDED SPARES KIT
--------------------------------------------------------------------------------
   PART NUMBER      DESCRIPTION              [***]     [***]          [***]
--------------------------------------------------------------------------------
   250-0035-XX      Tx Driver                [***]     [***]          [***]
--------------------------------------------------------------------------------
   250-0042-XX      Voice LNA                [***]     [***]          [***]
--------------------------------------------------------------------------------
   250-0044-XX      LNA Alarm                [***]     [***]          [***]
--------------------------------------------------------------------------------
   250-0082-XX      LNA Power                [***]     [***]          [***]
--------------------------------------------------------------------------------
   250-0083-XX      External I/O card        [***]     [***]          [***]
--------------------------------------------------------------------------------
   270-0002-XX      RX SMU Assy.             [***]     [***]          [***]
--------------------------------------------------------------------------------
   270-0026-XX      TX SMU Assy.             [***]     [***]          [***]
--------------------------------------------------------------------------------
                    LPA module               [***]     [***]          [***]
--------------------------------------------------------------------------------
                                    TOTALS:
--------------------------------------------------------------------------------

Notes:

1. The SpotLight Recommended Spares Kit list is for SpotLight configurations supporting up to 90 channels.
2. Metawave recommends to maintain an inventory of one spares kit for every four SpotLight systems installed.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   Products and Services Pricing
================================================================================

5.   CDMA Product Feature Packages
--------------------------------------------------------------------------------
 INITIAL RELEASE                        DESCRIPTION                   [***]
--------------------------------------------------------------------------------
 [***]               [***]                                            [***]
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 [***]               [***]                                            [***]
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

Notes:

1.  [***]

2.  [***]

6.   Engineering Services Pricing
     ENGINEERING SERVICES
--------------------------------------------------------------------------------
DESCRIPTION                                                      [***]
--------------------------------------------------------------------------------
[***]                                                            [***]
--------------------------------------------------------------------------
[***]                                                            [***]
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

Notes:
1.  [***]
2.  [***]
3.  [***]
4.  [***]

7.   Software Licensing Fee

The Software licensing fees for the most current versions of LampLighter and SpotLight embedded system Software (available at the time of purchase of SpotLight) are included in the Purchase Price of each SpotLight unit purchased. Software Updates are available under the SMP described in Exhibit H or for additional licensing fees.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   Products and Services Pricing
================================================================================
Maintenance Fees

     Software Maintenance Program (SMP) Fees

The SMP annual fee for LampLighter software and the SpotLight embedded system software is [***] per each RF analog channel supported by SpotLight not to exceed [***] per "Host System" per year where a Host System is defined herein as that group of SpotLight units serving cellular RF infrastructure equipment connected to a common Mobile Switching Center.

     Hardware Maintenance Program (HMP) Fees

Seller and Customer agree to negotiate in good faith the HMP fee prior to the end of the Warranty Period.

9.   General Conditions For Order:

     1. Customer shall provide the local air-time for all drive testing at no charge to Seller.

     2. If Seller's Services are delayed for reasons beyond the control of Seller or if additional Services are required by Customer, the Services shown herein shall be adjusted accordingly, as mutually agreed upon by both parties.

     3. Towers and transmission lines to the towers and antennas, or any costs associated with the preparation of towers and the site, not covered in Exhibit F, including the installation of antennas and adequate electrical power, are not included in the prices shown herein and are the responsibility of Customer.

     4. Performance of the Services set forth herein is dependent upon Customer and or Seller obtaining any and all necessary licenses, permits and governmental approvals required to perform the Services set forth herein. Seller shall not be held liable for any non-performance due to delays by Customer in obtaining any of the above documentation and or approvals.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   Products and Services Pricing
================================================================================

     SPOTLIGHT 2.0 FIELD REPLACEABLE UNIT (FRU) PRICE LIST
--------------------------------------------------------------------------------
     PART NUMBER         PART DESCRIPTION                             PRICE
--------------------------------------------------------------------------------
     [***]               [***]                                        [***]
--------------------------------------------------------------------------------
     [***]               [***]                                        [***]
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     [***]               [***]                                        [***]
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

                                                   Products and Services Pricing
================================================================================

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
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

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     EXHIBIT B: PERFORMANCE SPECIFICATIONS

                           TO THE PURCHASE AGREEMENT

                   SPOTLIGHT MULTIBEAM ANTENNA PLATFORM 2.0
                               TRANSMIT/RECEIVE

              (for use with Motorola HDII Base Station Equipment)



                      Metawave Communications Corporation
                            8700 148/th/ Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax  425 702-5970
                            http://www.metawave.com



--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1998, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY

--------------------------------------------------------------------------------

                                     FINAL

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================

                               TABLE OF CONTENTS

1. Introduction.......................................................       3
2. System Description.................................................       3
     2.1. Introduction................................................       4
     2.2. General System Overview.....................................       4
          2.2.1. Operational Overview.................................       5
          2.2.2. SIG/SCAN.............................................       6
          2.2.3. Remote Access........................................       6
          2.2.4. Antennas.............................................       6
          2.2.5. Lightning Arrestor...................................       7
2.2.6.Rack Mounted Components.........................................       7
          2.2.7. Interfaces...........................................       8
     2.3. SpotLight Specifications....................................       9
          2.3.1. RF Performance.......................................       9
          2.3.2. Electrical Specifications............................       9
          2.3.3. Environmental Specifications.........................      10
          2.3.4. Physical Specifications..............................      10
          2.3.5. Alarming.............................................      10
          2.3.6. Reset................................................      10
          2.3.7. SMAP Frequency Reference.............................      10
     2.4. RF Performance..............................................      10
          2.4.1. Angular Diversity....................................      10
          2.4.2. Transmit Output Power................................      11
          2.4.3. Transmit Spurious Emissions..........................      11
     2.5. System Software.............................................      12
          2.5.1. LampLighter Software.................................      12
          2.5.2. Embedded System Software.............................      12
     2.6. Software Performance........................................      12
          2.6.1. Program Upgrades.....................................      12
          2.6.2. Programming and Development Standards................      12
          2.6.3. Built-In-Self-Test...................................      13
          2.6.4. Response Times.......................................      13
3. Regulatory Requirements............................................      13
   3.1 US.............................................................      13
4. Optional SpotLight Platform CDMA Features..........................      13
4.1 CDMA/AMPS/NAMPS Integration Feature...............................      13
4.2 RF Sector Synthesis Feature.......................................      13
4.3 CDMA Base Stations Supported......................................      14

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================


                          PERFORMANCE SPECIFICATIONS

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Products and Services Purchase Agreement to which this document is Exhibit B and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.
Introduction
  The purpose of this document is to describe and specify Metawave's SpotLight(TM) 2.0 Multibeam Antenna Platform including:

  .  System operation
  .  Hardware and elements of the SpotLight equipment
  .  Interconnect between SpotLight equipment and the base station equipment

  While the specifications contained in this document are based on the most current information available, such information is based on cell site specific data and may not apply to all cell sites contained within a system. Metawave reserves the right to make changes to any design, specification, manufacturing techniques and/or product testing procedures provided those new specifications meet the minimum requirements contained in this Exhibit, Exhibit G and Exhibit
  H. The new specifications shall be provided to Customer at least 60 days prior to the date of general availability of the Products.

  ACRONYMS AND TERMS DEFINITION
  -----------------------------

  C/I          Carrier to Interference Ratio

  FRU          Field Replaceable Unit

  LNA          Low Noise Amplifier

  LPA          Linear Power Amplifier

  RCU          Radio Channel Unit (P/O Motorola Cell Equipment)

  RF           Radio Frequency

  Rx           Receive

  SMAP         Spotlight Multibeam Antenna Platform

  SMU          Spectrum Management Unit

  Tx           Transmit

  TxCD         Transmit Combiner Driver

SpotLight Multibeam Antenna Platform                  Performance Specifications
================================================================================

2.   System Description

     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.   Regulatory Requirements
          This section specifies requirements which are set primarily by local and/or national governing bodies, consortiums and standards committees.

          The SpotLight system complies with appropriate US FCC regulations (includes both RF and EMI). Specifically, the SMAP shall comply with the resolutions defined in CFR47 part 22 and part 15.

          The SpotLight system is UL listed.

4.   [***]


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                EXHIBIT C: SITE ACCEPTANCE TEST PROCEDURE (ATP)

                               TO THE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                        ALLTEL SUPPLY INC. ("CUSTOMER")



                      Metawave Communications Corporation
                            8700 148/th/ Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax  425 702-5970
                            http://www.metawave.com


--------------------------------------------------------------------------------

  This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the
  Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (C)1998, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY

--------------------------------------------------------------------------------

                                                                           FINAL

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================


                               TABLE OF CONTENTS

1. Introduction............................................................   3
2. Acceptance Tests........................................................   3
     2.1. LampLighter Installation Test....................................   4
     2.2. System Configuration Test........................................   5
     2.3. Transmit Effective Radiated Power (Tx ERP) Test..................   6
     2.4. Receive Sensitivity Test.........................................   8
     2.5. Alarm Functionality Test.........................................   9
     2.6. Call Processing Test.............................................  11

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================


                         SITE ACCEPTANCE TEST PROCEDURE

                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          SOFTWARE LICENSE AGREEMENT
                          --------------------------

                                   EXHIBIT D

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                METAWAVE COMMUNICATIONS CORPORATION ("SELLER")

                                      AND

                       ALLTEL SUPPLY, INC. ("CUSTOMER")


1.  DEFINITIONS

    "Agreement" shall mean the Purchase Agreement between Seller and Customer executed concurrently herewith, and the Exhibits attached thereto, including this Exhibit E (Software License).

    "Software" shall mean the (i) object-code computer programs embedded in the Spotlight Unit which control and monitor the operation of the Spotlight Unit ("Embedded Software"), and (ii) the Lamplighter(TM) PC-based graphical user interface computer program for the Spotlight Unit, and all Features, Major Releases, Point Releases, Software Patches, SP Software (as such terms are defined in Exhibit H), other updates and modifications ("Software Updates") and any documentation in support thereof .

    "Spotlight Unit" shall mean the Spotlight(TM) antenna system described in Exhibit B.

    Any terms not defined herein shall have the same meanings as in the Agreement and the Exhibits thereto.

2.  SCOPE

    Pursuant to the Agreement, Software will be delivered by Seller to Customer for use with a Spotlight Unit according to the terms of the Agreement and this Exhibit. Customer shall then become a licensee with respect to such Software.

3.  LICENSING GRANT

    3.1 Concurrent with execution of the Agreement, and subject to the terms and conditions set forth herein, Seller grants to Customer a revocable, non-exclusive and non-transferable license under Seller's applicable proprietary rights to use Software delivered to Customer hereunder. Such use shall apply only to operate a Spotlight Unit delivered under the Agreement.

   3.2 The licensing fees for the current versions of the Embedded Software and of Lamplighter(TM) Software are included in the Purchase Price for the Spotlight Unit. Software Updates are available under the Software Maintenance Program described in Exhibit H or for additional licensing fees.

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================

4. LIMITATIONS ON USE OF SOFTWARE

   4.1 Without the prior written consent of Seller, Customer shall only use the Software in conjunction with a single Spotlight Unit existing within the site specified in the Purchase Order ("Designated Spotlight Unit").

   4.2   Customer may use the Software to perform the activities listed in section 2.5 of Exhibit B and those activities available in future enhancements or features. Under no condition shall the Software be used for any other purpose, including, but not limited to, substituted Spotlight Units, or Spotlight Units not owned by Customer, or Spotlight Units located at a location other than the site specified in the Purchase Order.

   4.3 The License granted to Customer in Section 2 is personal and may not be transferred to another Spotlight or site or another entity without the written consent of Seller.

   4.4 The Software is subject to laws protecting patents, trade secrets, know-how, confidentiality and copyright.


   4.5 Customer shall not translate, modify, adapt, decompile, disassemble, or reverse engineer the Software or any portion thereof.

   4.6 Unless otherwise expressly agreed by Seller, Customer shall not permit its directors, officers, employees or any other person under its direct or indirect control, to write, develop, produce, sell, or license any software that performs the same functions as the Software by means directly attributable to access to the Software (e.g. reverse engineering or copying).

   4.7 Customer shall not export the Software from the United States without the written permission of Seller. If written permission is granted for export of the Software, then Customer shall comply with all U.S. laws and regulations for such exports and shall hold Seller harmless, including legal fees and expenses for any violation or attempted violation of the U.S. export laws.

   4.8 Customer acknowledges that Seller owns the Software and that any rights therein not specifically granted in this License are the exclusive property of Seller.

5. RIGHT TO COPY, PROTECTION AND SECURITY

   5.1 Software provided hereunder may be copied (for back-up purposes only) in whole or in part, in printed or machine-readable form for Customer's internal use only, provided, however, that no more than two (2) printed copies and two (2) machine-readable copies shall be in existence at any one time without the prior written consent of Seller, other than copies electronically resident in the Spotlights.

   5.2 With reference to any copyright notice of Seller associated with Software, Customer agrees to include the same on all copies it makes in whole or in part. Seller's copyright notice may appear in any of several forms, including machine-readable form. Use of a copyright notice on the Software does not imply that such has been published or otherwise made generally available to the public.

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================

   5.3 Customer agrees to keep confidential, in accordance with the terms of the Agreement or a non disclosure agreement signed by the parties, and not provide or otherwise make available in any form any Software or its contents, or any portion thereof, or any documentation pertaining to the Software, to any person other than employees of Customer or Seller.

   5.4 Software is the sole and exclusive property of Seller and no title or ownership rights to the Software or any of its parts, including documentation, is transferred to Customer.

   5.5 Customer acknowledges that it is the responsibility of Customer to take all reasonable measures to safeguard Software and to prevent its unauthorized use or duplication.

6. REMEDIES

   Customer acknowledges that violation of the terms of this Exhibit or the Agreement shall cause Seller irreparable harm for which monetary damages may be inadequate, and Customer agrees that Seller may, in addition to any other legal or equitable remedy it may have, seek temporary or permanent injunctive relief without the need to prove actual harm in order to protect Seller's interests.

7. TERM

   Unless otherwise terminated pursuant to Section 8 hereof, or in the event that Customer is required to return the Software pursuant to section 8(b) of the Purchase Agreement, the term of the license granted pursuant to Section 2 herein shall be perpetual.

8. TERMINATION

   8.1    The license granted hereunder may be terminated by Customer upon one
          (1) month's prior written notice.

   8.2 Seller may terminate the license granted hereunder if Customer is in material default of any of the terms and conditions of this Exhibit D (Software License Agreement) , and such termination shall be effective if Customer fails to correct such default within thirty (30) days after written notice thereof by Seller. The provisions of Sections 4 and 5 herein shall survive termination of any such license.

   8.3 Within one (1) month after termination of the license granted hereunder, Customer shall furnish to Seller a document certifying that through its best efforts and to the best of its knowledge, the original and all copies in whole or in part of all Software, in any form, including any copy in an updated work, have been returned to Seller or destroyed. With prior written consent from Seller, Customer may retain one (1) copy for archival purposes only.

9. RIGHTS OF THE PARTIES

   9.1 Nothing contained herein shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any license under any patents, patent applications or copyrights of Seller except as expressly granted herein.

   9.2 Rights in programs or operating systems of third parties, if any, are further limited by their license agreements with such third parties, which agreements are hereby

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================

          incorporated by reference thereto and made a part hereof as if fully set forth herein. Customer agrees to abide thereby.

   9.3 During the term of the license granted pursuant to Section 2 herein and for a period of one (1) year after expiration or termination, Seller, and where applicable, its licensor(s), or their representatives may, upon prior notice to Customer, a) inspect the files, computer processors, equipment, facilities and premises of Customer during normal working hours to verify Customer's compliance with this Agreement, and b) while conducting such inspection, copy and/or retain all Software, including the medium on which it is stored and all documentation that Customer may possess in violation of the license or the Agreement.

   9.4 Customer acknowledges that the provisions of this Exhibit E are intended to inure to the benefit of Seller and its licensors and their respective successors in interest. Customer acknowledges that Seller or its licensors have the right to enforce these provisions against Customer, whether in Seller's or its licensor's name.

10.  LIMITATIONS ON SOFTWARE

     Customer understands that errors occur in Software and Seller makes no warranty that the Software will perform without error. Customer agrees that it is Customer's responsibility to select and test the Software to determine that is meets Customer's needs. Customer accepts the Software "as is" subject to the warranty set forth in Section 5 of the Purchase Agreement.

11.  [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================

12.  ENTIRE UNDERSTANDING

     12.1 This Exhibit D (Software License) is a part of, and is to be read together with, the Agreement which contains additional terms and conditions, warranties and indemnities applicable to the Software.

     12.2 Notwithstanding anything to the contrary in other agreements, purchase orders or order acknowledgments, the Agreement, the Software specifications set forth in Exhibit B and this Exhibit D set forth the entire understanding and obligations regarding use of Software, implied or expressed.

               EXHIBIT E: SYSTEM ACCEPTANCE TEST PROCEDURE (ATP)

                               TO THE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                       ALLTEL SUPPLY, INC. ("CUSTOMER")



                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com



                        CONFIDENTIAL PROPRIETARY                      FINAL

--------------------------------------------------------------------------------
This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (c)1998, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================



                               Table of Contents

1. Introduction                                                               ERROR! BOOKMARK NOT DEFINED.
2. System (ATP)......................................................................................... 3
        2.1. Network Planning Phase..................................................................... 3
        2.2. Baseline Performance Collection Phase...................................................... 5
        2.3. SpotLight Installation and Site ATP Phase.................................................. 7
        2.4. SpotLight Network Optimization Phase....................................................... 7
 2.5    SpotLight Performance Collection, Evaluation and Sign-off Phase................................. 8

SpotLight Multibeam Antenna Platform              Site Acceptance Test Procedure
================================================================================

                         SPECTRUM CLEARING SYSTEM ATP

                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

   EXHIBIT F: SPOTLIGHT IMPLEMENTATION, INSTALLATION AND SITE COMMISSIONING

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                                  ("SELLER")

                                      AND

                                 ("CUSTOMER")



                      Metawave Communications Corporation
                            8700 148/th/ Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com

--------------------------------------------------------------------------------

This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law. This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without Metawave's consent.

                (c)1997, Metawave  Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                                     FINAL

                                  Implementation, Installation and Commissioning
============================================================================

                               TABLE OF CONTENTS

 1.  Scope........................................................... 3
 2.  Commencement of Work............................................ 3
 3.  Schedule A: Implementation Engineering.......................... 3
 4.  Schedule B: Cell Site Installation.............................. 4
 5.  Schedule C: Site Commissioning.................................. 5
 6.  Acceptance Test Procedure (ATP)................................. 5
 7.  Customer Responsibilities....................................... 5
 8.  Invoices & Payment.............................................. 6
 9.  Right to Subcontract............................................ 6
10.  Supervision..................................................... 6
11.  Extra Work...................................................... 7
12.  Special Transportation.......................................... 7

                                  Implementation, Installation and Commissioning
================================================================================

               SPOTLIGHT IMPLEMENTATION, INSTALLATION AND SITE
                                 COMMISSIONING

For purposes of uniformity and brevity, references to Agreement or to an Exhibit shall refer to the Products and Services Purchase Agreement to which this document is Exhibit F and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   SCOPE
     1.1 THIS EXHIBIT INCLUDES A DESCRIPTION OF THE ENGINEERING SERVICES REQUIRED TO PLACE A SPOTLIGHT PLATFORM INTO COMMERCIAL SERVICE:
          .    Schedule A: Implementation

          .    Schedule B: Installation

          .    Schedule C: Site Commissioning

     1.2 CUSTOMER AGREES TO ACCEPT SCHEDULES A, B AND C ACCORDING TO THE TERMS AND CONDITIONS OF THIS EXHIBIT AND TO PAY TO METAWAVE THE PRICES SET FORTH IN EXHIBIT A FOR SUCH SERVICES.

2.   COMMENCEMENT OF WORK
     2.1 IMPLEMENTATION ENGINEERING SHALL COMMENCE IN ACCORDANCE WITH THE PROJECT SCHEDULE AS SET FORTH IN A PURCHASE ORDER.
     2.2 INSTALLATION AND COMMISSIONING SHALL COMMENCE WITHIN A REASONABLE TIME AFTER ARRIVAL OF THE PRODUCTS AT THE SITE AND IN ACCORDANCE WITH THE PROJECT SCHEDULE AS SET FORTH IN A PURCHASE ORDER.

3.   SCHEDULE A:  IMPLEMENTATION ENGINEERING
     3.1  SITE APPRAISAL AND INSTALLATION ANALYSIS
            In accordance with the project schedule as set forth in a Purchase Order, Metawave and Customer shall conduct a site walk to appraise the Site and perform an installation analysis. The information gathered at the site walk will be used to develop a Scope of Work. The following information is examined and recorded during a Site walk:

            .  dimensions of cell site and available space,

            .  primary power availability and distribution,

            .  Customer supplied equipment,

            .  number of channels,

                                  Implementation, Installation and Commissioning
================================================================================

            .  current antenna configuration,

            .  current system traffic statistics.


     3.2  SCOPE OF WORK
            Seller shall prepare a Scope of Work (SOW) document from the information collected during the Site walk. The SOW, shall be mutually agreed upon by both Seller and Customer. The SOW document will contain the materials and resources required from Seller and Customer to perform the installation and shall contain the Network Plan required to complete the commissioning of each cell site.

4.   SCHEDULE B: CELL SITE INSTALLATION
     4.1 ALL INSTALLATION WILL BE PERFORMED IN ACCORDANCE WITH THE INSTRUCTIONS AND TECHNIQUES AS DESCRIBED IN THE SERVICE MANUALS SUPPLIED WITH THE EQUIPMENT.
     4.2 UPON THE COMPLETION OF THE CELL SITE INSTALLATION(S), METAWAVE WILL PROVIDE THE FOLLOWING DOCUMENTATION FOR EACH CELL SITE:

            .  Site Walk with documentation,

            .  Scope of Work (SOW),

            .  Floor plan,

            .  SpotLight-to-HDII Channel Mapping documentation,

            .  LampLighter Settings document,

            .  Antenna Sweep records,

            .  Installation Verification Test Data sheets,

            .  Configuration and Integration Test Data sheets,

            .  Link Budget spread sheet/Tx Path Attenuator Calculations,

            .  Sig/Scan Installation diagram.


     4.3 INSTALLATION TEST SCHEDULE (REFER TO SPOTLIGHT SYSTEMS MANUAL, CHAPTERS 7 AND 8)

                                     [***]

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Implementation, Installation and Commissioning
================================================================================

5.   SCHEDULE C: Site Commissioning
          UPON COMPLETION OF THE SPOTLIGHT INSTALLATION, METAWAVE WILL INFORM CUSTOMER THAT SPOTLIGHT IS READY FOR COMMISSIONING (BASED ON THE NETWORK PLAN IN THE SOW). COMMISSIONING INCLUDES THE FOLLOWING
          ACTIVITIES:

                                     [***]

6.   ACCEPTANCE TEST PROCEDURE (ATP)
Within 24 hours after Seller has advised Customer that installation and commissioning are complete, Customer shall furnish representative to witness the Acceptance Test Procedure (ATP) as set forth in Exhibit C (Acceptance Test Procedure). The representatives shall then be available on a continuous basis to witness the ATP.

7.   CUSTOMER RESPONSIBILITIES
     7.1 ANY CHANGES TO THE SOW MUST BE MUTUALLY AGREED UPON BY BOTH SELLER AND CUSTOMER, IN WRITING, AND SHALL BECOME AN ATTACHMENT TO THE PURCHASE AGREEMENT.
     7.2 CUSTOMER IS RESPONSIBLE FOR OBTAINING ANY REQUIRED OPERATING AUTHORITY AND ALL REQUIRED APPROVALS AND PERMITS TO INSTALL AND OPERATE THE WIRELESS NETWORK.
     7.3 INFORMATION, DOCUMENTATION, FACILITIES AND SERVICES UNDER CUSTOMER'S CONTROL OR REASONABLY OBTAINABLE BY CUSTOMER SHALL BE FURNISHED BY CUSTOMER IN A TIMELY MANNER IN ORDER TO FACILITATE THE ORDERLY PROGRESS OF THE WORK. INCLUDED, WITHOUT IMPLIED LIMITATION, SHALL BE:
          ACCESS AND RIGHT OF ENTRY TO ALL SITES; REGULATORY FILING

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  Implementation, Installation and Commissioning
================================================================================

          INFORMATION; FLOOR PLANS; AND ANY SUPPORTING DOCUMENTS WHICH MAY AFFECT SITE ENGINEERING OR INSTALLATION ANALYSIS.
     7.4 IN THE EVENT THAT CUSTOMER HAS NOT MADE PERMANENT SITES AVAILABLE TO RECEIVE THE EQUIPMENT BY THE SITE AVAILABILITY DATE AS SET FORTH IN THE SOW, METAWAVE, AT ITS OPTION, MAY SHIP THE EQUIPMENT TO A WAREHOUSE IN OR NEAR THE SITE, AND CUSTOMER SHALL BEAR THE COSTS OF INSURANCE, WAREHOUSING, RELOADING, TRANSPORTING, OFF-LOADING AND MOVING THE EQUIPMENT ONTO THE PERMANENT SITE WHEN SUCH SITE BECOMES AVAILABLE AS WELL AS BEAR THE RESPONSIBILITY FOR SAFEKEEPING AND WAREHOUSING OF THE EQUIPMENT IN ENVIRONMENTAL CONDITIONS AS SET OUT IN THE SPECIFICATIONS.
     7.5 CUSTOMER SHALL MAKE EACH SITE AVAILABLE TO SELLER FOR WORK 24 HOURS PER DAY, SEVEN DAYS PER WEEK. SITE ACCESS INCLUDES PROVIDING METAWAVE WITH KEYS, PASS CODES, SECURITY CLEARANCES, ESCORT, ETC., NECESSARY TO GAIN ENTRANCE TO AND EXIT FROM THE WORK AREA. WAIVER OF LIABILITY OR OTHER RESTRICTIONS SHALL NOT BE IMPOSED AS A SITE ACCESS REQUIREMENT.
     7.6 CUSTOMER IS AT ALL TIMES RESPONSIBLE FOR MAINTAINING PROPER ENVIRONMENTAL CONDITIONS AT EACH SITE. TEMPERATURE, HUMIDITY, DUST, ETC., SHALL BE MONITORED AND CONTROLLED WITHIN THE RECOMMENDED RANGES SET FORTH IN THE EQUIPMENT SPECIFICATIONS.
     7.7 CUSTOMER IS RESPONSIBLE FOR TOWER SPECIFICATIONS FOR THE LOADING OF THE SPOTLIGHT ANTENNAS AND TRANSMISSION LINES.
     7.8 ALL CUSTOMER-PROVIDED CABLES AND WIRING SHALL BE RUN TO THE IMMEDIATE AREA OF THE METAWAVE-SUPPLIED EQUIPMENT.
     7.9 CUSTOMER SHALL GROUND SELLER EQUIPMENT AND PROVIDE LIGHTING PROTECTION FOR THE RF SYSTEM.
     7.10 CUSTOMER SHALL PROVIDE SELLER WITH THE HARDWARE REVISION AND SOFTWARE LOAD OF EACH BASE STATION THAT SELLER'S PRODUCTS ARE TO BE INTERFACED TO.
     7.11 CUSTOMER SHALL PROVIDE, AT SELLER'S REQUEST AND IN A TIMELY FASHION, DATABASE INFORMATION, INCLUDING BUT NOT LIMITED TO, NETWORK STATISTICS AND FREQUENCY INFORMATION BEFORE AND AFTER THE INSTALLATION OF SELLER'S PRODUCTS.

8.   INVOICES & PAYMENT
Invoices and payment for implementation, installation and commissioning shall be made in accordance with the Agreement.

9.   RIGHT TO SUBCONTRACT
     Seller shall have the right to subcontract the implementation, installation and commissioning work in whole or in part.

                                  Implementation, Installation and Commissioning
================================================================================

10.  SUPERVISION
     Seller shall appoint a Program Manager to supervise the implementation, installation and commissioning of the Products. Customer shall appoint a Program Manager who shall have authority to make changes that may be required during the performance of such services.
11.  EXTRA WORK
     Extra work to be performed by Seller not specified in this Exhibit but required to complete installation or commissioning shall be authorized in writing by Customer prior to the commencement of such work. If mutually agreed-upon, such work shall be performed by Seller at its then prevailing rates.
12.  SPECIAL TRANSPORTATION
     Special transportation required to gain access to a Site shall be supplied by Customer. Seller shall, if directed in writing, furnish the special transportation and invoice Customer for such services.

                                   EXHIBIT G

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                                    SELLER

                                      AND

                                   CUSTOMER

                                   TRAINING
                                   --------


For purposes of uniformity and brevity, references to Purchase Agreement ("Agreement") or to an Exhibit shall refer to that Agreement to which this document is Exhibit G and to the other Exhibits to that Agreement. All definitions set forth in the Agreement shall apply hereto.

1.   OVERVIEW

     Seller's sponsored courses include the SpotLight System Maintenance and Operations course as described below. The SpotLight System Maintenance and Operation course is offered at Seller's offices in Redmond, WA [***]. Upon Customer's request, Seller will provide the SpotLight System Maintenance and Operation course at a location chosen by Customer. In the event that Seller provides the training at a Customer chosen location, Customer will pay the instructor's airfare, per diem expenses and any and all equipment shipping charges to provide the class at Customer's chosen location. Metawave training courses are copyrighted by Metawave Communications Corporation. No reproduction rights for these training courses will be granted. Metawave reserves the right to change courses without notifying Customer beforehand.

2.   SPOTLIGHT SYSTEM MAINTENANCE AND OPERATION COURSE OBJECTIVE

     SpotLight System Maintenance and Operation is a one day course designed for Cellular Technicians, and assumes no prior background with Smart Antenna systems. At the successful completion of this course, technicians will be certified by Seller to maintain, troubleshoot, and replace Field Replaceable Units (FRU) as needed to sustain site operation. The technician will also become familiar with the LampLighter user interface, and be able to configure and monitor SMUs (Spectrum Management Units) either on-site or remotely, view system performance statistics, and perform SpotLight system verification. Upon completion of the course, all students will receive a SpotLight System Manual, a LampLighter User Guide, copies of the presentation materials as site reference material and a course certificate of completion.


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    EXHIBIT H: PRODUCT MAINTENANCE PROGRAM

                           TO THE PURCHASE AGREEMENT

                                    BETWEEN

                   METAWAVE COMMUNICATIONS CORP. ("SELLER")

                                      AND

                       ALLTEL SUPPLY, INC. ("CUSTOMER")





                      Metawave Communications Corporation
                             8700 148th Avenue NE
                             Redmond, WA 98052 USA
                               Tel. 425 702-5600
                               Fax 425 702-5970
                            http://www.metawave.com

--------------------------------------------------------------------------------

 This document and the information in it is the proprietary and confidential information of Metawave Communications Corporation and is provided by Metawave under an agreement of nondisclosure to the Customer for internal evaluation purposes only and is protected by applicable copyright and trade secret law.  This document may only be disclosed or disseminated to those employees of the Customer who have a need to use it for evaluation purposes; no other use or disclosure can be made by Customer without
                              Metawave's consent.

                  1998, Metawave Communications  Corporation
                           CONFIDENTIAL PROPRIETARY
--------------------------------------------------------------------------------

                      METAWAVE COMMUNICATIONS CORPORATION

                          PRODUCT MAINTENANCE PROGRAM

1.   Introduction

     Seller's product maintenance program includes both a Hardware Maintenance Program (HMP) and a Software Maintenance Program (SMP). This document describes each of the two programs.

2.   Hardware Maintenance Program (HMP)

     Seller repairs its Product(s) down to the Field Replaceable Unit (FRU) (refer to Exhibit A for the most current list of FRUs). In this Exhibit H, the term hardware refers to the non-Software components making up a FRU. The following describes Seller's Hardware Maintenance Program ("HMP"):
     2.1  Term
          2.1.1 SELLER'S HMP IS INCLUDED IN THE PURCHASE PRICE OF EACH PRODUCT PURCHASED BY CUSTOMER AND SHALL EXTEND THROUGHOUT THE DURATION OF THE WARRANTY PERIOD, AS SET FORTH IN THE WARRANTY SECTION OF THE AGREEMENT (THE "INITIAL HMP"). HARDWARE REPAIR SERVICES ARE MADE AVAILABLE TO CUSTOMER FOR A PERIOD OF [***] FROM THE DATE PRODUCT IS SHIPPED FROM SELLER'S FACTORY TO CUSTOMER. FOLLOWING THE EXPIRATION OF THE INITIAL HMP, CUSTOMER HAS A CHOICE OF (I) SUBSCRIBING TO SELLER'S HMP ON AN ANNUAL BASIS PURSUANT TO THE TERMS HEREIN AND AT THE HMP FEES SET FORTH IN EXHIBIT A ("EXTENDED HMP") FOR THE DURATION OF THE TERM OF THE AGREEMENT AND THEREAFTER AT SELLER'S THEN CURRENT HMP FEES, OR
                 (II) HAVING THE PRODUCT REPAIRED ON A TIME-AND-MATERIALS BASIS AT THE REPAIR RATES LISTED IN ANNEX A, SECTION F FOR THE DURATION OF THE TERM OF THE AGREEMENT AND THEREAFTER AT SELLER'S THEN CURRENT REPAIR RATE.
     2.2  Seller shall:
          2.2.1 IN THE EVENT A DEFECT OCCURS, EITHER (I) REPAIR THE DEFECTIVE FRU OR (II) REPLACE SAID FRU WITH A NEW OR REFURBISHED FRU. ANY ITEM REPLACED WILL BE DEEMED TO BE ON AN EXCHANGE BASIS, AND ANY ITEM RETAINED BY SELLER THROUGH REPLACEMENT WILL BECOME THE PROPERTY OF SELLER.
          2.2.2 FRUs THAT HAVE BEEN REPAIRED OR REPLACED WILL BE WARRANTED FOR A PERIOD OF TIME WHICH IS THE LONGER OF (I) [***] FROM THE DATE OF SHIPMENT OF FRU TO CUSTOMER OR (II) [***].
          2.2.3 [***] OF RECEIPT OF A DEFECTIVE FRU FROM CUSTOMER, SHIP A REPAIRED OR REPLACEMENT FRU TO CUSTOMER. EQUIPMENT NOT MANUFACTURED BY SELLER WILL BE REPAIRED OR REPLACED AS PROMPTLY AS ARRANGEMENTS WITH THE MANUFACTURERS OR VENDORS THEREOF PERMIT.
          2.2.4 ISSUE A RETURN MATERIAL AUTHORIZATION ("RMA") NUMBER TO CUSTOMER PRIOR TO CUSTOMER'S RETURN OF THE DEFECTIVE FRU.
          2.2.5 PAY ALL TRANSPORTATION CHARGES FOR THE RETURN OF THE REPAIRED OR REPLACEMENT FRU TO CUSTOMER.

[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          2.2.6 PROVIDE TELEPHONE TECHNICAL SUPPORT 24 HOURS A DAY, 7 DAYS A WEEK WITH A TELEPHONE CALL-BACK RESPONSE TIME TO CUSTOMER NOT TO EXCEED ONE HOUR FROM CUSTOMER'S CALL TO CUSTOMER SUPPORT.
     2.3  Customer shall:
          2.3.1 CONTACT SELLER VIA TELEPHONE, E-MAIL OR FAX TO OBTAIN AN RMA PRIOR TO RETURNING A DEFECTIVE FRU.
          2.3.2 PACKAGE FRU IN A MANNER TO PREVENT DAMAGE DURING SHIPMENT AND CLEARLY IDENTIFY RMA NUMBER ON OUTSIDE OF PACKAGE.
          2.3.3 SHIP THE DEFECTIVE FRU TO THE ADDRESS SHOWN IN ANNEX A TO THIS EXHIBIT.
          2.3.4 PAY ALL COSTS OF TRANSPORTATION FOR SENDING THE DEFECTIVE FRU TO SELLER.
          2.3.5 IF SELLER HAS SHIPPED A REPLACEMENT FRU IN ADVANCE OF CUSTOMER RETURNING A DEFECTIVE FRU TO SELLER, CUSTOMER AGREES TO INSURE AND PROVIDE CONFIRMATION OF SHIPMENT OF SUCH DEFECTIVE FRU, FREIGHT PREPAID, TO SELLER (AT ADDRESS SHOWN IN ANNEX A TO THIS EXHIBIT) WITHIN 5 DAYS OF SELLER'S SHIPMENT OF REPLACEMENT FRU. CUSTOMER AGREES TO PROMPTLY PAY SELLER'S INVOICE FOR THE REPLACEMENT FRU (BILLED AT THE THEN CURRENT FRU PRICE) SHIPPED TO CUSTOMER IF THE DEFECTIVE FRU IS NOT RETURNED TO SELLER WITHIN THE SPECIFIED 5 DAY PERIOD.
          2.3.6 BE RESPONSIBLE FOR THE INITIAL IDENTIFICATION OF PRODUCT PROBLEMS DOWN TO THE FRU LEVEL AND FOR THE REMOVAL, SHIPMENT AND RE-INSTALLATION OF THE MALFUNCTIONING FRU.
     2.4  On-Site Repair
             On-Site Repair can be performed at an additional charge. Such charge will be quoted to Customer and agreed upon in writing before dispatch of personnel.
     2.5  Service Limitations
          2.5.1 SELLER SHALL HAVE NO RESPONSIBILITY TO REPAIR OR REPLACE FRUS WHICH HAVE BEEN REPAIRED IN AN UNAUTHORIZED MANNER OR WHICH HAVE HAD THE BARCODE, SERIAL NUMBER, OR OTHER IDENTIFYING MARK MODIFIED, REMOVED OR OBLITERATED THROUGH ACTION OR INACTION OF CUSTOMER.
          2.5.2 IN THE EVENT THAT CUSTOMER SENDS A FRU TO SELLER FOR WHICH NO DEFECTS OR FAILURES CAN BE FOUND, SELLER MAY INVOICE CUSTOMER AT THE THEN CURRENT FEE FOR THE SERVICES RENDERED DURING THE EVALUATION PROCESS.
3.   Software Maintenance Program (SMP)
     The following describes Seller's SMP:
     3.1  Definitions
               Terms which are capitalized have the meanings set forth below or, absent definition herein, as contained in the Agreement.

               Feature an innovation or performance improvement to Software that is made available to all users of the current Software release. Features are licensed to Customer individually and may be at additional cost.

               Major Release   indicates a new version of Software that adds new
                               Features (excluding Optional Features) or major
                               enhancements to the currently existing release of
                               Software.
               Point Release   indicates a modification to Software resulting
                               from planned revisions to the current release, or corrections and/or fixes to the current release of Software.

               Software Patch  Software that corrects or removes a reproducible anomaly or "bug" in an existing Major Release.

     3.2  Term
          3.2.1 SELLER'S SMP IS INCLUDED IN THE PURCHASE PRICE OF EACH PRODUCT PURCHASED BY CUSTOMER AND SHALL EXTEND THROUGHOUT THE DURATION OF THE WARRANTY PERIOD, AS SET FORTH IN THE WARRANTY SECTION OF THE AGREEMENT (THE "INITIAL SMP TERM"). THEREAFTER, SMP IS PROVIDED BY SELLER TO CUSTOMER PURSUANT TO THE TERMS HEREIN AND IS INCLUDED IN THE SMP FEES SET FORTH IN EXHIBIT A FOR A PERIOD OF 12 MONTHS. ANY SOFTWARE PROVIDED TO CUSTOMER DURING THE TERM OF THE SMP WILL BE PROVIDED PURSUANT TO SELLER'S SOFTWARE LICENSE AS SET FORTH IN THE SOFTWARE LICENSE EXHIBIT OF THE PURCHASE AGREEMENT.
     3.3  Scope
          3.3.1 DURING THE TERM OF SMP, ALL MAJOR RELEASES, POINT RELEASES, SOFTWARE PATCHES AND STANDARD FEATURES MADE GENERALLY AVAILABLE BY SELLER SHALL BE AVAILABLE TO CUSTOMER AT NO ADDITIONAL CHARGE. CUSTOMER SHALL INSTALL SUCH SOFTWARE PROMPTLY UPON RECEIPT.
          3.3.2  OPTIONAL FEATURES AND CERTAIN SIGNIFICANT ENHANCEMENTS SHALL BE
                 MADE AVAILABLE TO CUSTOMER AT AN ADDITIONAL CHARGE. [***]
          3.3.3  CERTAIN OPTIONAL FEATURES SHALL BE SOLD ON A PER-UNIT BASIS AND
                 MAY HAVE PRICE LEVELS THAT REFLECT UNIT CAPACITY.
          3.3.4 CUSTOMER WILL BE RESPONSIBLE FOR PROBLEM IDENTIFICATION OF REPRODUCIBLE SOFTWARE MALFUNCTIONS. IN THE EVENT OF ANY SUCH SOFTWARE MALFUNCTION, CUSTOMER SHALL NOTIFY SELLER PROMPTLY OF THE FAILURE
          3.3.5 SELLER SHALL PROVIDE, AT A SELLER AUTHORIZED REPAIR DEPOT, SUCH THROUGH CALLING SELLER'S CUSTOMER SUPPORT.
                 SERVICE AS IS NECESSARY TO CORRECT SOFTWARE DEFECTS IN ACCORDANCE WITH THE APPLICABLE DOCUMENTATION. SUCH SERVICE WILL BE PROVIDED BY SELLER SEVERITY OF THE PROBLEM.
          3.3.6 AS SOON AS IS POSSIBLE AND ON A PRIORITY BASIS ACCORDING TO THE SELLER SHALL PROVIDE TELEPHONE TECHNICAL SUPPORT 24-HOUR A DAY, 7 DAYS A WEEK WITH A TELEPHONE CALL-BACK RESPONSE TIME TO CUSTOMER NOT TO EXCEED ONE HOUR FROM CUSTOMER'S CALL TO CUSTOMER SUPPORT. ADDITIONALLY, SELLER SHALL PROVIDE TELEPHONE ASSISTANCE AND GUIDANCE DURING THE INSTALLATION OF NEW SOFTWARE.
          3.3.7 SELLER SHALL SUPPORT THE CURRENT MAJOR RELEASE AND ASSOCIATED POINT RELEASES AND FEATURES AS WELL AS THE IMMEDIATELY PRECEDING MAJOR RELEASE AND ASSOCIATED POINT RELEASES AND FEATURES.


[***] CERTAIN INFORMATION ON THIS PAGE(S) HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          3.3.8 SELLER SHALL HAVE NO OBLIGATION TO SUPPORT ANY SOFTWARE WHICH IS OLDER THAN THE IMMEDIATELY PRECEDING MAJOR RELEASE. HOWEVER, ANY SUPPORT PROVIDED BY SELLER FOR SOFTWARE OLDER THAN THE IMMEDIATELY PRECEDING MAJOR RELEASE AND ASSOCIATED POINT RELEASES AND FEATURES SHALL BE ON A TIME AND MATERIAL BASIS. AN OPEN PURCHASE ORDER WILL BE REQUIRED BEFORE ANY SUCH SERVICES ARE RENDERED.
          3.3.9 SELLER SHALL PERFORM ITS SERVICES HEREUNDER IN A GOOD WORKMANLIKE MANNER AND IN ACCORDANCE WITH INDUSTRY STANDARDS WHERE APPLICABLE.

     ANNEX A: PROCEDURES FOR METAWAVE'S HARDWARE
                MAINTENANCE PROGRAM

     A.   METAWAVE'S CUSTOMER SUPPORT

          Customer Support can be reached by call the following numbers:

          Domestic phone:  888-642-2455
          International phone: 425-702-6550

     B.   RETURN MATERIAL AUTHORIZATION (RMA):

          Customer must contact Customer Support via telephone, e-mail or fax to obtain a Return Material Authorization (RMA) number. Seller may return shipments without a RMA number to the Customer unrepaired and at Customer's cost.

          The RMA number must be clearly written on the outside of the package.

          A RMA number will not be issued until a purchase order is provided for the repair price for those items not covered under warranty.

     C.   RETURN ADDRESS:

          All Field Replaceable Units (FRUs) must be shipped to:

          Metawave Communications Corporation
          8700 148th Avenue N.E.
          Redmond, WA 98052 USA

     D.   PACKING INSTRUCTIONS:

          Customer must pack all returned equipment in a manner no less protective to such equipment than the manner in which Seller packages similar equipment.

     E.   REPAIR PURCHASE ORDERS:

          Repair purchase orders are required in the following instances:

          1.   When Customer requests Emergency Expedite Service.

          2.   When Customer returns our of warranty FRUs for repair.

          3. When Seller sends pre-exchange FRU to Customer prior to the defective FRU being received by Seller.

          Under these circumstances, a facsimile copy of the purchase order may be transmitted to be followed up by a confirming hard copy in the mail. The terms and conditions of the Agreement between Seller and the Customer shall prevail notwithstanding any variance with the terms and conditions of any purchase orders submitted by Customer.

     F.   PRICING AND INVOICING:

          Emergency Expedite Request (Under Initial HMP or Extended HMP):
          ---------------------------------------------------------------
          Seller does not charge an Emergency Expedite Fee for FRUs covered under the Initial HMP or Extended HMP..

          Emergency Expedite Request (Under Time-and -Materials):
          ------------------------------------------------------
          Seller charges an Emergency Expedite Fee of $300 per FRU (plus the standard time-and-materials repair rates shown below) plus freight for emergency service for FRUs not covered under the Initial HMP or Extended HMP.

          Repair and Return Shipment of FRUs (Under Initial HMP or Extended
          ----------------- -----------------------------------------------
          HMP):
          ---
          Seller does not charge for the repair or return shipment of FRUs covered under the Initial or Extended HMP.

          Time-and-Material Repair Services (not covered under Initial HMP or
          -------------------------------------------------------------------
          Extended HMP):
          -------------
          All repairs not covered under either the Initial HMP or Extended HMP will be calculated on a time-and-materials basis at $100 for the first hour and $50 per hour for each additional hour thereafter. If the estimated cost to repair the defective FRU exceeds 50% of the price of a new FRU, Seller will call Customer to inform them prior to repairing defective FRU.

          Loaner Fees:
          -----------
          Seller charges a loaner fee, not to exceed $200 per FRU, when Customer requests a loaner FRU in support of FRUs not covered under either Initial HMP or Extended HMP.

          Invoices:
          --------
          Invoices are payable in accordance with the terms of the Agreement between Seller and Customer.

     G.   EMERGENCY EXPEDITE SERVICE:

          Within 24 hours of notification from Customer of an Emergency, Seller will ship a replacement FRU. Customer must either provide Seller with a new repair purchase order (a facsimile copy of the purchase order may be transmitted to be followed up by a confirming hard copy in the mail) or have already provided Seller with a blanket purchase order if an out of warranty item (s).

     H    FREIGHT:

          Initial HMP or Extended HMP:
          ----------------------------
          Customer shall ship the FRU to Seller on a prepaid basis and Seller will return the FRU to Customer on a prepaid basis, not billing Customer for return freight.

          Repair Services on a Time-and-Material basis:
          --------------------------------------------
          Customer shall ship the FRU to Seller on a prepaid basis and Seller will prepay and invoice Customer for return freight.

     I.   DUTIES AND TAXES:

          All duties, customs clearance fees and any and all taxes will be the responsibility of the Customer.

     J.   NON-COMPLIANCE:

          Failure to comply with any of the procedures may result in delay or non-delivery of the FRUs.

     K.   CONFLICTING TERMS:

          In the event that the terms contained herein conflict with the terms of the Agreement between Seller and Customer, the terms of the Agreement shall govern.